SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 22, 2000
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                              Harmony Trading Corp.
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             (Exact name of registrant as specified in its charter)

           New York                                       13-3935933
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 (State or other jurisdiction                            (IRS Employer
of incorporation or organization)                     Identification No.)

     275 St. Jacques Street West, Suite 36, Montreal, Quebec, Canada H2Y 1M9
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      (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number: (514) 286-0909
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                                 Not Applicable
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         (Former Name or Former Address, If Changed since Last Report.)

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Item 1. Changes in Control of Registrant.

(b) Harmony Trading Corp. ("Harmony") has executed a definitive merger agreement (the "Merger Agreement") regarding the acquisition of Nixxo Technologies, Inc., a California corporation ("Nixxo"). Upon the closing of the Merger Agreement, Harmony will acquire all of the issued and outstanding capital stock of Nixxo. In exchange for each share of Nixxo's issued and outstanding capital stock, Nixxo's shareholders will receive 73.9645 shares of newly issued common stock of Harmony. As a result of the merger, former Nixxo shareholders will own approximately 83% of the capital stock of Harmony. See the press release, dated November 27, 2000, attached hereto as an exhibit.

The initial directors and the initial chief executive officer of Nixxo and of Harmony, after the effectiveness of the merger, shall be determined by the parties to the Merger Agreement prior to the closing of the transactions contemplated by the Merger Agreement.

Item 5. Other Events

Harmony also completed a three-for-one forward split of its common stock. Holders of record at the close of business on November 20, 2000 will receive two additional shares of common stock for each share of common stock owned on the record date. The payout date for the new certificates has been set as of December 4, 2000 and the ex-date has been set for December 5, 2000. See the press release, dated November 27, 2000, attached hereto as an exhibit.

Item 7. Financial Statements and Exhibits

(a)   Financial Statements - The financial statements required to be filed under
      Item 7 of Form 8-K shall be filed within 60 days of the date this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information - The pro forma financial information required to be filed under Item 7 of Form 8-K shall be filed within 60 days of the date this Current Report on Form 8-K is required to be filed.

(c)   Exhibits

3.1 Certificate of Amendment of the Certificate of Incorporation of Harmony Trading Corp., filed by the New York Secretary of State on November 20, 2000
10.1 Agreement and Plan of Merger by and between Harmony Trading Corp. and Nixxo Technologies Inc. dated as of November 17, 2000
99.1  Press Release dated November 27, 2000


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

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          HARMONY TRADING CORP.


Date:  December 4, 2000                   By: /S/ Henry J. Yersh
                                             ---------------------------------
                                                Henry J. Yersh
                                                President


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

Exhibit Index

3.1 Certificate of Amendment of the Certificate of Incorporation of Harmony Trading Corp., filed by the New York Secretary of State on November 20, 2000
10.1 Agreement and Plan of Merger by and between Harmony Trading Corp. and Nixxo Technologies Inc. dated as of November 17, 2000
99.1  Press Release dated November 27, 2000


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